SUPPLEMENT DATED DECEMBER 23, 2019

TO THE PACIFIC FUNDS SUMMARY PROSPECTUS DATED AUGUST 1, 2019

FOR PACIFIC FUNDSSM CORE INCOME

This supplement revises the Pacific Funds Summary Prospectus dated August 1, 2019 for Pacific FundsSM Core Income (the “Prospectus”) and must be preceded or accompanied by the Prospectus.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

At a Board meeting held on December 10, 2019, the Board approved Pacific Asset Management LLC to be sub-adviser to the Fund effective December 31, 2019.  Prior to December 31, 2019, Pacific Asset Management LLC was named Pacific Asset Management and managed the Fund as a division of Pacific Life Fund Advisors LLC, the investment adviser to the Fund.

Effective December 31, 2019, all references in the Prospectus to “Pacific Asset Management, a division of PLFA” or “Pacific Asset Management” are deleted and replaced with “Pacific Asset Management LLC.”